UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 30, 2010

PIKE ELECTRIC CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	1-32582	20-3112047
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Pike Way Mount Airy, NC	27030
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (336) 789-2171

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On August 30, 2010, 2010, Pike Electric Corporation (the “Company”) and Pike Electric, Inc., a subsidiary of the Company (together with the Company, the “Borrowers”), entered into a First Amendment Agreement (the “First Amendment”) in reference to the Second Amended and Restated Credit Agreement dated July 29, 2009 (the “Credit Agreement”) among the Borrowers, the lenders party thereto, J.P. Morgan Securities Inc., as syndication agent, First Tennessee Bank, National Association, as documentation agent, and Barclays Bank PLC, as administrative agent.
The First Amendment amends the Credit Agreement to (i) require the Company to maintain a leverage ratio of no more than 3.75 to 1.00 for the fiscal quarters ending June 30, 2010 through March 31, 2011 and 3.25 to 1.00 for the fiscal quarters ending June 30, 2011 through June 30, 2012 and thereafter, (ii) waive compliance with the leverage ratio covenant prior to giving effect to the foregoing amendment with regard to the quarter ending June 30, 2010, and (iii) add Qualified Remedial Expenses (as defined in the First Amendment) into the calculation of Consolidated EBITDA in the Credit Agreement. Prior to the First Amendment, the required leverage ratio had a scheduled change from 3.50 on March 31, 2010 to 3.00 on June 30, 2010. The Qualified Remedial Expenses total $3.3 million in fiscal 2010 related to the Company’s environmental matter regarding remediation efforts in Marietta, Georgia, as previously disclosed in the Company’s Form 10-Q for the period ended March 31, 2010. The Company’s leverage ratio on June 30, 2010 was 3.07 (2.83 adjusted for Qualified Remedial Expenses).
The foregoing description of the First Amendment does not purport to be complete and is qualified in its entirety by reference to such agreement, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth under Item 1.01 is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
The following exhibit is filed in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit No.	Exhibit Description

10.1	First Amendment Agreement, dated as of August 30, 2010, to the Second Amended and Restated Credit Agreement among Pike Electric Corporation, Pike Electric, Inc. and the lenders party thereto.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIKE ELECTRIC CORPORATION
Date: September 3, 2010	By:	/s/ Anthony K. Slater
Name: Anthony K. Slater
Title: Executive Vice President and Chief Financial Officer

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
August 30, 2010	1-32582
PIKE ELECTRIC CORPORATION
EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	First Amendment Agreement, dated as of August 30, 2010, to the Second Amended and Restated Credit Agreement among Pike Electric Corporation, Pike Electric, Inc. and the lenders party thereto.